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                                                                 Exhibit (10)(r)



                                 SIXTH AMENDMENT
                                       TO
                                CREDIT AGREEMENT


         This Sixth Amendment to Credit Agreement (this "Amendment"), dated as of June 25, 1998, is entered into by and among LESCO, INC., an Ohio corporation ("Borrower"), NATIONAL CITY BANK, NBD BANK, and PNC BANK, NATIONAL ASSOCIATION (together the "Banks") and NATIONAL CITY BANK IN ITS CAPACITY AS AGENT of the Banks ("Agent") for the purposes of the Credit Agreement referred to below and the Related Writings.

                                   WITNESSETH:

         WHEREAS, the parties have entered into a Credit Agreement originally dated as of September 30, 1994 (as amended from time to time, the "Credit Agreement"; all terms used in the Credit Agreement being used herein with the same meaning), which sets forth the terms and conditions upon which Banks have advanced term loans to Borrower and upon which Borrower may obtain revolving loans from time to time; and

         WHEREAS, the parties desire to amend the Credit Agreement to modify the negative covenant concerning borrowings contained in subsection 3D.03 to permit a private placement of unsecured debt in the amount of $50,000,000;

         NOW, THEREFORE, in consideration of the premises above and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

SECTION I - AMENDMENT TO CREDIT AGREEMENT
            -----------------------------

         Subsection 3D.03 of the Credit Agreement is hereby amended and restated to read as follows:

      "3D.03 BORROWINGS -- No Company will create, assume or have outstanding at any time any indebtedness for borrowed money or any Funded Indebtedness of any kind; PROVIDED, that this subsection shall not apply to

                 (i) the Subject Indebtedness,

                 (ii) any Subordinated indebtedness owing by Borrower,

                 (iii) any borrowing owing by a Company to a Company,

                 (iv) any existing or future indebtedness secured by a purchase money security interest permitted by subsection 3D.04 or incurred under a lease permitted by subsection 3D.04,

                 (v) the industrial development revenue bonds issued in the aggregate principal amount of approximately five million eight hundred and seventy-five thousand dollars ($5,875,000) in connection with Borrower's acquisition of a plant in Martin's Ferry, Ohio, or the loan obtained in connection therewith from the State of Ohio in the principal sum of one million dollars ($1,000,000),

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                 (vi) any existing indebtedness fully disclosed in Borrower's
                 Most Recent 4A.04 Financial Statements or in the Supplemental Schedule or any renewal or extension thereof in whole or in part;

                 (vii) unsecured indebtedness initially privately placed to The Canada Life Assurance Company of America, Pacific Life Insurance Company, Provident Mutual Life Insurance Company, Providentmutual Life and Annuity Company of America, Phoenix American Life Insurance Company, and The Travelers Insurance Company (and other affiliates of such entities or their respective nominees) in the principal amount of $50,000,000; or

                 (viii) any other indebtedness so long as (a) the same is unsecured and (b) the aggregate unpaid principal amount of such other indebtedness does not exceed twenty million dollars ($20,000,000) at any time."


SECTION II - CONDITIONS PRECEDENT
             --------------------

         It is a condition precedent to the effectiveness of this Amendment that, prior to or on the date hereof, such documents as Agent may reasonably request to implement this Amendment and the transactions contemplated hereby shall have been delivered to Agent (in form and substance acceptable to Agent).

SECTION III - REPRESENTATIONS AND WARRANTIES
              ------------------------------

         Borrower hereby represents and warrants to each of the other parties to this Amendment that

         (A) none of the representations and warranties made in the Credit Agreement has ceased to be true and complete in any material respect as of the date hereof; and

         (B) as of the date hereof no "Default Under This Agreement" has occurred that is continuing.

SECTION IV - ACKNOWLEDGMENTS CONCERNING OUTSTANDING LOANS
             --------------------------------------------

         Borrower acknowledges and agrees that, as of the date hereof, all of Borrower's outstanding loan obligations to Banks are owed without any offset, deduction, defense, claim or counterclaim of any nature whatsoever. Borrower authorizes each Bank to share all credit and financial information relating to Borrower with such Bank's parent company and with any subsidiary or affiliate company of such Bank or of such Bank's parent company.

SECTION V - REFERENCES
            ----------

         On and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Credit Agreement, and each reference in the Subject Notes or other Related Writings to the "Credit Agreement", "thereof", or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as previously amended and as amended hereby. The Credit Agreement, as previously amended and as amended by this Amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Banks under the Credit Agreement or constitute a waiver of any provision of the Credit Agreement except as specifically set forth herein.

SECTION VI - COUNTERPARTS AND GOVERNING LAW
             ------------------------------


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         This Amendment may be executed in any number of counterparts, each counterpart to be executed by one or more of the parties but, when taken together, all counterparts shall constitute one agreement. This Amendment, and the respective rights and obligations of the parties hereto, shall be construed in accordance with and governed by Ohio law.

         IN WITNESS WHEREOF, the Borrower, Agent and the Banks have caused this Amendment to be executed by their authorized officers as of the date and year first above written.

Address:                                    LESCO, INC.
  20005 Lake Road
  Rocky River, Ohio  44116                  By:              /ss/
                                                --------------------------------
                                            Printed Name:   Ware H. Grove
                                            Title:   Vice President / Chief
                                                      Financial Officer


Address:                                    NATIONAL CITY BANK, AGENT
  1900 East Ninth Street
  Attn: Multinational Division              By:              /ss/
  Cleveland, Ohio 44114-3484                    --------------------------------
                                            Printed Name:   Terri L. Cable
                                            Title:   Senior Vice President


Address:                                    NATIONAL CITY BANK
  1900 East Ninth Street
  Attn: Multinational Division              By:              /ss/
  Cleveland, Ohio 44114-3484                    --------------------------------
                                            Printed Name:   Terri L. Cable
                                            Title: Senior Vice President


Address:                                    PNC BANK, NATIONAL ASSOCIATION
  1375 East Ninth Street
  Suite 1250                                By:              /ss/
  Cleveland, Ohio  44114-3103                    -------------------------------
                                            Printed Name:   David Williams
                                            Title:   Vice President


Address:                                    NBD BANK
  611 Woodward Avenue
  Detroit, Michigan  48226                  By:          /ss/
                                                --------------------------------
                                            Printed Name:   Paul DeMelo
                                            Title:   Vice President


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